ALEXANDER & BALDWIN, INC.
                       1989 STOCK OPTION/STOCK INCENTIVE PLAN


                                   AMENDMENT NO. 5



         The Alexander & Baldwin, Inc. 1989 Stock Option/Stock Incentive Plan, as previously amended (hereinafter the "Plan"), is hereby further amended, effective as of October 26, 2006, as follows:

         1. Subparagraph B.2.b of the "TERMS AND CONDITIONS OF OPTIONS" section under Article II of the Plan is hereby amended in its entirety to read as follows:

                  b. Each option outstanding under the Plan on October 26, 2006, together with any stock appreciation right pertaining to such option, is hereby amended so that such option may be assigned in whole or in part during the Optionee's lifetime to a revocable living trust established exclusively for the Optionee or the Optionee and his or her spouse, to the extent such assignment is in connection with the Optionee's estate plan. The assigned portion may only be exercised by the person who acquires a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents to be executed by the assignee as the Committee may deem appropriate. The Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under the Plan, and those options, together with any stock appreciation rights pertaining to such options, shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee's death. Except for the limited transferability provided by the foregoing, an outstanding option under the Plan shall not be assignable or transferable and shall be exercisable only by the Optionee during his or her lifetime.

         2. Subparagraph D.3.b of the "TERMS AND CONDITIONS OF OPTIONS" section under Article III of the Plan is hereby amended in its entirety to read as follows:

                  b. Each option, outstanding under the Plan on October 26, 2006, together with any stock appreciation right pertaining to such option, is hereby amended so that such option may be assigned in whole or in part during the Optionee's lifetime to a revocable living trust established exclusively for the Optionee or the Optionee and his or her spouse, to the extent such assignment is in connection with the Optionee's estate plan. The assigned portion may only be exercised by the person who acquires a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents to be executed by the assignee as the Committee may deem appropriate. The Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under the Plan, and those options, together with any stock appreciation rights pertaining to such options, shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee's death. Except for the limited transferability provided by the foregoing, an outstanding option under the Plan shall not be assignable or transferable and shall be exercisable only by the Optionee during his or her lifetime.

         3. Except as modified by this Amendment, all the terms and provisions of the Alexander & Baldwin, Inc. 1989 Stock Option/Stock Incentive Plan, as previously amended, shall continue in full force and effect.

         IN WITNESS WHEREOF, Alexander & Baldwin, Inc. has caused this Amendment to be executed on its behalf by its duly-authorized officers on this 26th day of October, 2006.

                                          ALEXANDER & BALDWIN, INC.

                                          By /s/ Nelson N. S. Chun
                                             Its Senior Vice President

                                          By /s/ Alyson J. Nakamura
                                             Its Secretary